NET FINANCE COSTS (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Interest expense on financial liabilities measured at amortized cost:
Loans and borrowings	$ 268	$ 162
Convertible debentures	6	9
Unwinding of discount rate	12	12
Gain in fair value of non-commodity-related derivative financial instruments	(4)	(8)
Loss on revaluation of conversion feature of convertible debentures	0	13
Foreign exchange gain and other	(3)	(3)
Net finance costs	$ 279	$ 185